UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2020

KBL MERGER CORP. IV

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Park Place, Suite 45E New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 502-2727

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KBLM	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $5.75 per half share	KBLMW	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	KBLMR	The NASDAQ Stock Market LLC
Units, each consisting of one share of Common Stock, one Warrant and one Right	KBLMU	The NASDAQ Stock Market LLC

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation dated as of the fourth quarter of 2020 that will be used by KBL Merger Corp. IV (“KBL” or the “Company”) in making presentations to certain of its stockholders and other persons with respect to the transactions contemplated by that certain Business Combination Agreement, dated as of July 25, 2019 (as it may be amended from time to time, the “Business Combination Agreement”; and the transactions contemplated thereby, the “Business Combination”), entered into among KBL, 180 Life Sciences Corp (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and, together with Katexco and CBR Pharma, the “180 Subsidiaries”), KBL Merger Sub, Inc., and Lawrence Pemble, in his capacity as representative of the stockholders of 180 and the 180 Subsidiaries.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Item 8.01. Other Events.

On October 12, 2020, the Company issued a press release announcing that the registration statement on Form S-4 (File No. 333-234650) (as amended, the “Registration Statement”), filed by the Company relating to the previously announced Business Combination contemplated by the Business Combination Agreement, whereby KBL Merger Sub, Inc. will merge with and into 180 with 180 surviving the merger and continuing as a wholly-owned subsidiary of the Company, has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and that it has commenced mailing the definitive proxy statement/prospectus relating to the Special Meeting (the “Special Meeting”) of the Company’s stockholders to be held on October 26, 2020 in connection with the Business Combination. The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on September 30, 2020.

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Investor presentation dated as of the fourth quarter of 2020
99.2	Press release of KBL Merger Corp. IV, dated October 12, 2020

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBL’s continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by KBL stockholders; the ability to meet the Nasdaq Stock Market’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; 180’s ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; 180’s estimates of the size of the markets for its potential drug products; potential litigation involving KBL or 180 or the validity or enforceability of 180’s intellectual property; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the SEC. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBL’s most recent filings with the SEC, as well as in the definitive proxy statement/prospectus filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBL or 180, the transactions described herein or other matters and attributable to KBL or 180 or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBL or 180 undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information about the Business Combination and Where to Find It

KBL has filed a registration statement on Form S-4, which includes a proxy statement/prospectus for KBL’s stockholders, with the SEC. The registration statement was declared effective by the SEC on October 9, 2020. KBL’s definitive proxy statement/prospectus will be mailed to KBL’s stockholders that do not opt to receive the document electronically. KBL urges investors, stockholders and other interested persons to read the proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read KBL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the proposed business combination. KBL’s definitive proxy statement/prospectus, which is included in the registration statement, is being mailed to stockholders of KBL as of the close of business on September 30, 2020. KBL’s stockholders can also obtain a copy of such documents, without charge, by directing a request to: KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

KBL and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of KBL’s stockholders to be held to approve the proposed transactions in connection with the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBL’s stockholders in connection with the proposed transactions are set forth in the definitive proxy statement/prospectus included in the registration statement. You can find information about KBL’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 7, 2020. You can obtain free copies of these documents from KBL using the contact information above.

Disclaimer

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KBL and 180, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2020

KBL MERGER CORP. IV

By:	/s/ Marlene Krauss, M.D.
Name: Marlene Krauss, M.D.
Title: Chief Executive Officer

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